UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[	]	Definitive Proxy Statement
☒		Definitive Additional Materials
[	]	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid

:

Proxy FACTSHEET	IMPORTANT DATES:
	Record Date:	January 2, 2008
	Meeting Date:	March 14. 2008
SPECIAL MEETING SHAREHOLDERS OF THE:	Mail Date:	January 28, 2008

Wells Fargo Advantage Dividend Income Fund	Meeting Time:	10:00am Pacific 1:00pm Eastern
Administration Class 949915-854	Location:	The offices of Wells Fargo
Investor Class 949915-847		525 market Street, 12th Floor
San Francisco, CA 94105

MUTUAL FUND ADVISOR:	CONTACT INFO:
Wells Fargo Funds Management, LLC	Inbound Line:	866-406-2287
	Fund Number:	800-222-8222
	Website:	www.wellsfargoadvantagefund.com

What is happening?

A Special Meeting of Shareholders will be held on March 14, 2008 at the offices of Wells Fargo Funds Management located at 525 Market Street, 12th floor, San Francisco CA, 94105 at 10:00am pacific time.

The proxy material was mailed on January 28th and included:

1.	Proxy Statement
2.	Proxy Card
3.	A Postage-Paid Business Reply Envelope

What Am I being asked to vote on?

Shareholders are being asked to vote on 1 proposal:

1. To approve a new subadvisory agreement with Phocas Financial Corporation

How should I vote?

While we can not recommend how to vote your shares, we can tell you that the Board of Trustees unanimously approved the proposed subadvisory agreement and recommends you vote in favor of the proposal.

PROPOSAL REVIEW:

Why am I being asked to vote on the approval of a new subadvisor?

Since the Fund is a series of a registered investment company, the Fund is required to hold a Special Shareholder Meeting in order to solicit shareholder approval when changing or modifying the Fund’s advisory or subadvisory agreements.

Who is Phocas Financial Corporation and what experience do they have in the money management industry?

Phocas is an investment adviser registered with the Securities and Exchange Commission with its principal place of business located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

Phocas team members have an average experience of over 15 years in the money management industry; its portfolio management team had worked together for approximately 11 years; and Wells Fargo Funds Management, the primary investment advisors to the Fund, believes that the two proposed co-portfolio managers to the Fund possess strong capabilities in proprietary valuation modeling of large capitalization stocks, which were developed over many years of providing investment management services in this asset class.

Why is the board recommending to replace the existing sub-advisor, Wells Capital management?

Wells Fargo Management, LLC believes that the quality of investment sub-advisory services anticipated to be provided by Phocas under the New Sub-Advisory Agreement following a large cap value style and process compares favorably to the quality of investment sub-advisory services provided by Wells Capital Management. The current investment sub-advisory agreement with Wells Capital Management follows an investment strategy that focuses on dividend yield and dividend paying stocks.

Are the subadvisory fees going to change?

At current asset levels, the new Sub-Advisory Agreement Rates would result in a reduction in sub-advisory fees of approximately 14% or $96,000 annually but that, at higher asset levels, the new fee schedule would result in an increase in sub-advisory fees. The Board noted that the fees to be paid to Phocas pursuant to the New Sub-Advisory Agreement would be paid by Funds Management out of its advisory fees, and would not be paid directly by the Fund. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of these factors.

How did the Board and Wells Fargo Funds Management decide on Phocas as subadvisor?

The Board’s decision was based in part on its finding that the long-standing experience of senior investment professionals of Phocas in managing a large capitalization value equity style investment program has the potential to benefit the Fund and that the selection of Phocas is in the best interest of the Fund’s shareholders.

Wells Fargo Funds Management, LLC believes that the quality of investment sub-advisory services anticipated to be provided by Phocas under the New Sub-Advisory Agreement following a large cap value style and process compares favorably to the quality of investment sub-advisory services provided by WCM under the current investment sub-advisory agreement following an investment strategy that focuses on dividend yield and dividend paying stocks.

Are there any changes to Fund if the sub-advisory agreement is approved?

If shareholders approve the New Sub-Advisory Agreement, the investment objective, principal strategy and name of the Fund would change. These changes would be effected in connection with the engagement of Phocas as sub-adviser to more closely align the Fund’s name, investment objective and investment strategy with the investment strategy that is proposed to be utilized by Phocas. All of these changes have been approved by the Board of the Trust and do not require shareholder approval.

The specific changes are referenced below.

Current Investment Objective	Proposed New Investment Objective
The Fund seeks above-average dividend income and long-term capital appreciation.	The Fund seeks long-term capital appreciation

Current Principal Strategy	Proposed New Principal Strategy

The Fund invests at least 80% of the Fund’s net assets in dividend-paying equity securities and up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.

The Fund invests at least 80% of the Fund’s net assets in equity securities of large capitalization companies and up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.

Current Fund Name	Proposed New Fund Name
Wells Fargo Advantage Dividend Income Fund	Wells Fargo Advantage Large Company Value Fund

Why did the Board approve the changes to the Fund’s investment objective and principal investment strategy?

The new investment objective and strategy approved by the Board are intended to more accurately reflect the traditional large cap value style and process proposed to be followed by the new sub-adviser in contrast to the current sub-adviser’s investment strategy, which focuses on dividend yield and dividend paying stocks. These changes would be effected in order to align more closely the Fund’s investment objective and investment strategy with the investment strategy that is proposed to be utilized by Phocas, the senior investment personnel of which has long-standing experience in the traditional large cap value style and process.

How does the Board of Trustees recommend I vote?

The Board has unanimously approved the proposed investment sub-advisory agreement and unanimously recommends that you vote to approve the New Sub-Advisory Agreement.

-------------------------------------

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Touchtone Phone:	Call 866-437-4683. The shareholder will need the control number found in the box on the right side of the card below the fold line

By Internet:	Go to www.proxyonline.com and follow the instructions found on the website. Shareholders will need their control number found in the box on the right side of the card below the fold line.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone Phone:	800-690-6903 and follow the simple instructions. Shareholders will need their control number found on the top right of their proxy card.

By Internet:	Go to www.proxyvote.com and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

All Shareholders are given a postage paid envelope within their proxy page to mail back the card if they so desire.

ACCOUNT SEARCH

The TAG ID is located on the bottom left corner of the proxy card. See below for sample.

SAMPLE PROXY CARD FOUND ON THE FOLLOWING PAGE.

                PROXY CARD

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 14, 2008

The undersigned shareholder of WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND (the “Fund”), a series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on March 14, 2008 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

SAMPLE PROXY CARD

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

_____________________________________________

Signature                 Date

__________________________________________________________

Signature (if held jointly)                 Date

__________________________________________

Title if a corporation, partnership or other entity

--------------------------------------------------------------------------------------------------------------------------------------------

^ FOLD HERE ^

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

TAG ID:	CUSIP:

PROXY CARD

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

1.

To approve an Investment Sub-Advisory Agreement among Phocas Financial Corporation, Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust on behalf of the Wells Fargo Advantage Dividend Income Fund.

.	FOR	AGAINST	ABSTAIN
	□	□	□

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

“Scanner Bar Code”

TAG ID: CUSIP:

SOLICITATION SCRIPT

Good (morning, afternoon, evening), may I please speak with ______? (Mr./Mrs.)______, my name is (full name) and I am calling in regards to your investment with the Wells Fargo Advantage Dividend Income Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on March 14, 2008. Have you received it? (proceed to YES or NO.)

YES

Great. As a convenience to you, I can go ahead and record your voting instructions over the phone if you would like. Your Board is recommending a vote in favor of the proposal. Would you like to vote along with the recommendations of your Board? proceed to “YES” or “NO” on right.

YES

Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? “Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail.

NO

I can review the meeting agenda with you right now and would be happy to answer any questions you may have. (review proposals and enter directed vote per proposal.) Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? “Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail. Please retain it for your records.

NO

Sorry to hear that. I can have another package sent out to you. (Mr./Ms.) ______, is the correct address (read address) (If no, enter new address.) Okay, thank you. You will receive the material shortly. Once you receive the material you can contact us to answer any questions you may have and also to issue your voting instructions right over the phone, rather than mailing back the proxy card. If you have a pen or pencil handy, I’ll leave you with our toll-free number. That number is 1-866-406-2287.

SHAREHOLDER NOT INTERESTED

Every vote is very important. When you have a moment, please review the proxy material and vote your shares by contacting us directly toll-free at 1-866-406-2287. You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the enclosed envelope.

ENDING THE CALL - THANK THE SHAREHOLDER

(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon, evening).

WELLS FARGO | ADVANTAGE FUNDS

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Proxy Center

Information for upcoming *Wells Fargo Advantage Funds*® special shareholder meetings and proxies can be found here. Please check back often for updated information.

- Wells Fargo Advantage Dividend Income Fund Proxy: Frequently Asked Questions

Please refer to your proxy statement and proxy card for detailed voting options.

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*This Web site is accompanied by current prospectuses for **Wells Fargo Advantage Funds**®, an **EdVest**SM program description, and a **tomorrow's scholar**® program description.*

For 529 plans, an investor's or a designated beneficiary's home state may offer state tax or other benefits that are only available for investments in that state's qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

©2008 Wells Fargo Funds Management, LLC. All rights reserved. *EdVest* and *tomorrow's scholar* are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, *Wells Fargo Advantage Funds*, the *Wells Fargo Advisor*SM program, and the *EdVest* and *tomorrow's scholar* plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by **Wells Fargo Funds Distributor, LLC**, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. *Wells Fargo Advantage Funds* are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

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Wells Fargo Advantage Funds 1-800-359-3379

Telephone

- Fund Info: 1-800-359-3379
- Quotes, Balances & Transactions: 1-800-368-7550
  Additional numbers

Mail

- *Wells Fargo Advantage Funds*
  P.O. Box 8266
  Boston, MA 02266-8266

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- Read the latest news from *Wells Fargo Advantage Funds*

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Individual Investor

Home | Your Account | Prices & Performance | Research Our Funds | Retirement | College | Investing Basics

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Wells Fargo Advantage Dividend Income Fund
Frequently Asked Questions

Shareholders of the Wells Fargo Advantage Dividend Income Fund are being asked to approve a new subadvisory (fund management) agreement with Phocas Financial Corporation (Phocas). The following information highlights the principal aspects of the proposal, which is subject to a vote by the Fund's shareholders. We encourage you to fully read the proxy statement provided to shareholders.

What am I being asked to vote on?
You are being asked to approve a new subadvisory agreement with Phocas on behalf of the Fund. On November 7, 2007, the *Wells Fargo Advantage Funds®* Board of Trustees (the Board) unanimously selected Phocas to replace Wells Capital Management as the Fund's subadvisor (fund manager).

Upon shareholder approval, the Fund will be renamed the *Wells Fargo Advantage Large Company Value Fund* and will have a new investment objective and principal investment strategy. This new strategy is intended to more accurately reflect a traditional large-cap value style and process that is favored by the new subadvisor. This differs from the Fund's current investment strategy, which focuses on dividend yield and dividend-paying stocks.

Why has the Board recommended that I vote in favor of approving the Subadvisory Agreement with Phocas?
The Board unanimously recommends that you vote in favor of the agreement. In evaluating this new agreement, the Board has found it to be fair and equitable.

The Board came to its conclusion after an evaluation of Phocas. The Board believes that the experience that Phocas' senior investment professionals have with managing other large-cap value equity investments has the potential to benefit the Fund and that the selection of Phocas is in the best interest of the Fund's shareholders. The Board gave considerable weight to the rigorous and extensive search conducted by Wells Fargo Funds Management, LLC, the Fund's advisor, which screened prospective new subadvisors and recommended Phocas.

Whom should I call with questions about the voting process?
If you have any questions about the proxy materials or the proposal, please call your investment professional, trust officer, or *Wells Fargo Advantage Funds* at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, The Altman Group, at 1-866-406-2287.

Telephone
- Fund Info: 1-800-359-3379
- Quotes, Balances & Transactions: 1-800-368-7550
  Additional numbers

Mail
- *Wells Fargo Advantage Funds*
  P.O. Box 8266
  Boston, MA 02266-8266

Visit Us in Person
- Investor Center

Press Room
- Read the latest news from *Wells Fargo Advantage Funds*

Secure Account Access Login

Login ID

Password Go

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